UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

Blackstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 583-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), intends to conduct continuous public and private offerings of new classes of common stock, Class T-2, S-2 and D-2, each with a par value of $0.01 per share (collectively, the “New Share Classes”). The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of redemption for the New Share Classes are substantially similar to the rights, preferences and terms for each of the Company’s existing classes of common stock, including the same proportional rights to the Company’s assets. The New Share Classes are substantially similar to the Company’s existing Class T shares, Class S shares and Class D shares, respectively, except for selected terms as described in the Company’s prospectus. In connection therewith, the Company is amending certain of its documents to incorporate the designation of the New Share Classes and other updates related to the public and private offerings of such New Share Classes.

Fifth Amended and Restated Advisory Agreement

On July 18, 2025, the Company entered into a Fifth Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, BREIT Operating Partnership, L.P. (the “Operating Partnership”) and BX REIT Advisors L.L.C. (the “Adviser”) to make certain updates to reflect the designation of the New Share Classes and other administrative changes.

Fifth Amended and Restated Limited Partnership Agreement of BREIT Operating Partnership L.P.

On July 18, 2025, the Company entered into a Fifth Amended and Restated Limited Partnership Agreement (the “A&R OP Agreement”) for the Operating Partnership by and among the Company, BREIT Special Limited Partner L.P. and the limited partners party thereto, to make certain updates to reflect the designation of the New Share Classes and corresponding units of the Operating Partnership.

Second Amended and Restated Dealer Manager Agreement

On July 18, 2025, the Company entered into a Second Amended and Restated Dealer Manager Agreement (the “A&R Dealer Manger Agreement”) with Blackstone Securities Partners L.P. (the “Dealer Manager”). The A&R Dealer Manger Agreement modifies the previous Dealer Manager Agreement to reflect the designation of the New Share Classes and other administrative changes. Corresponding updates and other changes have been made to the associated Form of Selected Dealer Agreement to be entered into by the Dealer Manager and selected broker-dealers that participate in the continuous public offering of the New Share Classes.

The foregoing summary descriptions of the Advisory Agreement, A&R OP Agreement, A&R Dealer Manager Agreement and Form of Selected Dealer Agreement do not purport to be complete and are qualified in their entirety by reference to the Advisory Agreement, A&R OP Agreement, A&R Dealer Manager Agreement and Form of Selected Dealer Agreement, copies of which are included as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation (“SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 16,400,000,000 and the number of shares of common stock, par value $0.01 per share, that the Company has authority to issue to 16,300,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary” and, together with the Articles of Amendment, the “Charter Amendments”) to its charter, pursuant to which the Company classified and designated the following authorized but unissued shares of common stock: 400,000,000 as Class T-2 shares, 2,500,000,000 as Class S-2 shares and 1,400,000,000 as Class D-2 shares.

The foregoing descriptions of the Articles of Amendment and Articles Supplementary do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment and Articles Supplementary, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Charter Amendments did not amend, alter or modify any other terms or provisions of the Company’s charter.

Item 8.01.	Other Events.

Share Repurchase Plan

Effective July 18, 2025, the Board amended the Company’s share repurchase plan (the “Share Repurchase Plan”) to incorporate the New Share Classes and additional governance protections in the Share Repurchase Plan. The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Distribution Reinvestment Plan

Effective July 18, 2025, the Board amended the Company’s amended and restated distribution reinvestment plan (the “DRIP”) to explicitly cover all investors in the Company, including investors in both public and private offerings. The foregoing summary description of the DRIP does not purport to be complete and is qualified in its entirety by reference to the DRIP, a copy of which is included as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment, dated July 18, 2025 (filed as Exhibit 3.10 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

3.2	Articles Supplementary, dated July 18, 2025 (filed as Exhibit 3.11 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

4.1	Share Repurchase Plan, effective as of July 18, 2025 (filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

4.2	Second Amended and Restated Distribution Reinvestment Plan, dated July 18, 2025 (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

10.1	Fifth Amended and Restated Advisory Agreement, dated July 18, 2025 (filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

10.2	Fifth Amended and Restated Limited Partnership Agreement, dated July 18, 2025 (filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

10.3	Second Amended and Restated Dealer Manager Agreement, dated July 18, 2025 (filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

10.4	Form of Selected Dealer Agreement (filed as Exhibit 1.2 to the Registrant’s Registration Statement on Form S-11 (File No. 333-280059) filed on July 18, 2025 and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2025

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

By:	/s/ Leon Volchyok
Name: Leon Volchyok
Title: Chief Legal Officer and Secretary